UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2026

SATELLOGIC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41247	98-1845974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Delburg Street
Davidson, NC 28036
(Address of Principal Executive Offices, and Zip Code)

(704) 802-2041
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SATL	The Nasdaq Capital Market
Warrants	SATLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

On March 30, 2026, Satellogic Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”), Craig-Hallum Capital Group LLC (“Craig-Hallum”), Northland Securities, Inc. (“Northland”) and Roth Capital Partners, LLC (“Roth Capital” and, together with Cantor, Craig-Hallum and Northland, the “Sales Agents”), pursuant to which the Company may offer and sell, from time to time, through the Sales Agents, shares of its Class A common stock, par value $0.0001 per share (the “Shares”), having an aggregate offering amount of up to $50,000,000. On March 30, 2026, pursuant to the Sales Agreement, the Company filed a prospectus supplement, including an accompanying base prospectus, dated March 27, 2026, forming a part of its registration statement on Form S-3 (File No. 333-294446), initially filed with the Securities and Exchange Commission on March 19, 2026.

The Company is not obligated to sell any Shares under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, the Sales Agents will use commercially reasonable efforts consistent with their normal trading and sales practices, applicable state and federal law, rules and regulations and the rules of The Nasdaq Capital Market to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Upon delivery of a placement notice, and subject to the Company’s instructions in that notice, and the terms and conditions of the Sales Agreement generally, the designated Sales Agent may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined by Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company will pay the designated Sales Agent, in connection with the sale of the Shares through the designated Sales Agent, in accordance with the fee schedule as set forth in the Sales Agreement. The Company has also agreed to provide the Sales Agents with customary indemnification and to reimburse the Sales Agents for certain specified expenses.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

A copy of the opinion of King & Spalding LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

5.1	Opinion of King & Spalding LLP
10.1	Sales Agreement, dated March 30, 2026, by and among Satellogic Inc., Cantor Fitzgerald & Co., Craig-Hallum Capital Group LLC, Northland Securities, Inc. and Roth Capital Partners, LLC
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2026

SATELLOGIC INC.

By:	/s/ Rick Dunn
Name:	Rick Dunn
Title:	Chief Financial Officer